UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 27, 2007
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS		75662
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets
     On April 27, 2007, Prism Gas Systems I, L.P. (“Prism Gas”), a wholly-owned subsidiary of Martin Midstream Partners L.P. (the “Partnership”), entered into a definitive agreement (the “Stock Purchase Agreement”) to acquire all of the outstanding capital stock of Woodlawn Pipeline Company, Inc. (“Woodlawn”), a natural gas gathering and processing company with integrated gathering and processing assets in East Texas. The selling parties are Lantern Resources, L.P. and David P. Deison. The Stock Purchase Agreement contains customary representations and warranties. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In conjunction with the Stock Purchase Agreement, on April 27, 2007, Prism Gas entered into a definitive agreement (the “Asset Purchase Agreement”) to acquire a pipeline (the “Pipeline”) that delivers residue gas from the Woodlawn Gas Processing Plant to the Texas Eastern Transmission pipeline system. The selling party is Peak Gas Gathering L.P. The Asset Purchase Agreement contains customary representations and warranties. The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     On May 2, 2007, Prism Gas completed its acquisition of Woodlawn and the Pipeline. The purchase price paid under the Stock Purchase Agreement was $30.2 million plus an additional $0.4 million for working capital adjustments. In addition, Prism Gas purchased a compressor for $0.4 million. The purchase price paid under the Asset Purchase Agreement was $2.1 million. The purchase price paid under both the Stock Purchase Agreement and Asset Purchase Agreement was funded through borrowings under the Partnership’s credit facility.
Item 7.01. Regulation FD Disclosure.
     On May 2, 2007, the Partnership issued a press release announcing that it had completed the acquisition of Woodlawn and the Pipeline. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

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Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Stock Purchase Agreement, dated April 27, 2007, by and among Woodlawn Pipeline Company, Inc., Lantern Resources, L.P., David P. Deison and Prism Gas Systems I, L.P.

10.2	—	Asset Purchase Agreement, dated April 27, 2007, by and among Peak Gas Gathering L.P. and Prism Gas Systems I, L.P.

99.1	—	Press release dated May 2, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
By:	Martin Midstream GP LLC,
Its General Partner

Date: May 2, 2007	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
10.1	—	Stock Purchase Agreement, dated April 27, 2007, by and among Woodlawn Pipeline Company, Inc., Lantern Resources, L.P., David P. Deison and Prism Gas Systems I, L.P.

10.2	—	Asset Purchase Agreement, dated April 27, 2007, by and among Peak Gas Gathering L.P. and Prism Gas Systems I, L.P.

99.1	—	Press release dated May 2, 2007.